UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3430
Oppenheimer U.S. Government Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 8/31/2011

Item 1. Reports to Stockholders.

August 31, 2011

Oppenheimer

U.S. Government Trust

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Mortgage-Backed Obligations:
Government Agency	50.4%
Non-Agency	7.7

Short-Term Notes	19.1

U.S. Government Obligations	19.0

Asset-Backed Securities	3.8
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on the total market value of investments.

Credit Allocation
Credit Rating Breakdown	NRSRO Only Total

AAA	96.0%

AA	0.9

A	0.7

BBB	0.7

BB	0.5

B	0.1

CCC	1.1

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of August 31, 2011, and are subject to change. Except for certain securities issued or guaranteed by a sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign or supranational entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
5 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended August 31, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer U.S. Government Trust’s Class A shares (without sales charge) produced a total return of 4.32% during the reporting period. In comparison, the Fund’s benchmark, the Barclays Capital U.S. Government Bond Index (the “Index”), returned 4.04%.
     The Fund received positive results from its exposures to mortgages, including residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). A smaller allocation to asset-backed securities (ABS) also benefited performance during the period. The Fund’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. These asset classes performed well for the majority of the reporting period, when higher-yielding asset classes continued to rally. When the markets witnessed increased volatility over the second half of the period, these securities experienced a sell-off as investors flocked to traditionally defensive securities, such as U.S. Treasuries. As a result, U.S. Treasuries rallied to close the period and the Fund’s minimal exposure to them detracted from performance versus the Index. The Fund also benefited from an allocation to agency securities for the overall reporting period.
     The recent sell-off in RMBS and CMBS has created relative value opportunities in our view. Consequently, we continue to focus on maintaining a carry, or yield advantage, over the benchmark in such an environment. As such, we expect to maintain meaningful allocations to RMBS and CMBS offset by underweights to U.S. Treasuries. At period end, approximately 58% of the Fund’s investments were in mortgage-backed obligations, the majority being agency RMBS.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2011. Performance is measured over a ten-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to that of the Barclays Capital U.S. Government Bond Index, an unmanaged market-weighted index of U.S. government securities with maturities of 1 year or more. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.
6 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 12 for further information.
7 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
8 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 12 for further information.
9 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 12 for further information.
11 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 7/21/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
12 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
13 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2011	August 31, 2011	August 31, 2011

Class A	$1,000.00	$1,050.20	$4.66

Class B	1,000.00	1,046.30	8.54

Class C	1,000.00	1,046.30	8.54

Class N	1,000.00	1,048.90	5.96

Class Y	1,000.00	1,051.40	3.37

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.67	4.59

Class B	1,000.00	1,016.89	8.42

Class C	1,000.00	1,016.89	8.42

Class N	1,000.00	1,019.41	5.87

Class Y	1,000.00	1,021.93	3.32
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2011 are as follows:

Class	Expense Ratios

Class A	0.90%

Class B	1.65

Class C	1.65

Class N	1.15

Class Y	0.65
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
14 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS August 31, 2011

	Principal
	Amount	Value

Asset-Backed Securities—4.5%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$1,115,000	$1,127,198

Ally Master Owner Trust, Asset-Backed Nts., Series 2011-1, Cl. A2, 2.15%, 1/15/16	3,280,000	3,346,921

AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. A3, 1.27%, 4/8/15	990,000	998,256

AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts., Series 2011-2, Cl. A3, 1.61%, 10/8/15	1,210,000	1,224,003

Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.178%, 5/25/34[2]	3,987,267	3,376,370

Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.318%, 9/25/36[2]	954,492	299,542

Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16[1]	2,115,000	2,158,498
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[1]	2,005,000	2,210,244
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	3,405,000	3,723,810
Series 2009-A8, Cl. A8, 2.307%, 5/16/16[1,2]	3,010,000	3,040,601

Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	995,155	778,858

DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,930,000	1,968,818

DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[1]	1,726,528	1,740,193

DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	2,750,000	2,764,018

Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25[3,4]	4,550,157	—

First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	1,942,606	1,942,917

GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[1]	2,150,000	2,172,484

Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	2,380,000	2,444,929

Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36	780,483	671,912

Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. A3, 1.20%, 6/16/14	1,485,000	1,486,741

Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[1]	788,563	790,245

Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	1,007,451	1,003,320
15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 21.524%, 2/25/32[5]	$9,112,666	$1,070,767

Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	980,000	981,345

Total Asset-Backed Securities (Cost $46,800,218)		41,321,990

Mortgage-Backed Obligations—69.2%

Government Agency—60.0%

FHLMC/FNMA/FHLB/Sponsored—57.2%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19	129,550	137,811
5%, 7/15/33-6/1/40	7,438,215	8,026,250
5.50%, 9/1/39	7,585,571	8,297,077
6%, 1/1/22-7/15/24	3,067,118	3,362,084
6.50%, 4/15/18-4/1/34	2,186,233	2,406,499
7%, 8/15/16-3/1/35	5,214,559	5,998,332
7.50%, 9/15/12-2/15/32	2,853,550	3,325,602
8%, 4/1/16	403,249	442,186
9%, 8/1/22-5/1/25	123,157	140,056
11.50%, 6/15/20-12/3/20	81,229	89,709
12.50%, 7/15/19	14,807	16,764
13%, 8/15/15	17,304	19,680

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	40,270	46,834
Series 1644, Cl. S, 2.788%, 12/15/23[2]	4,992,833	5,314,236
Series 2006-11, Cl. PS, 23.766%, 3/25/36[2]	898,138	1,294,404
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,963,284	3,443,133
Series 2116, Cl. ZA, 6%, 1/15/29	2,128,688	2,410,698
Series 2148, Cl. ZA, 6%, 4/15/29	3,416,713	3,693,079
Series 2220, Cl. PD, 8%, 3/15/30	173,433	210,425
Series 2326, Cl. ZP, 6.50%, 6/15/31	367,988	428,197
Series 2344, Cl. FP, 1.157%, 8/15/31[2]	527,249	533,838
Series 2368, Cl. PR, 6.50%, 10/15/31	1,570,415	1,732,280
Series 2427, Cl. ZM, 6.50%, 3/15/32	1,307,909	1,472,680
Series 2451, Cl. FD, 1.207%, 3/15/32[2]	373,628	379,436
Series 2461, Cl. PZ, 6.50%, 6/15/32	863,677	990,855
Series 2464, Cl. FI, 1.207%, 2/15/32[2]	399,283	404,489
Series 2465, Cl. PG, 6.50%, 6/15/32	1,253,991	1,489,043
Series 2470, Cl. LF, 1.207%, 2/15/32[2]	400,458	406,952
Series 2471, Cl. FD, 1.207%, 3/15/32[2]	615,019	624,407
Series 2500, Cl. FD, 0.707%, 3/15/32[2]	586,151	587,077
Series 2517, Cl. GF, 1.207%, 2/15/32[2]	317,364	322,385
Series 2526, Cl. FE, 0.607%, 6/15/29[2]	749,407	751,003
Series 2530, Cl. FD, 0.707%, 2/15/32[2]	823,993	824,702
Series 2538, Cl. F, 0.807%, 12/15/32[2]	962,584	966,425
Series 2551, Cl. FD, 0.607%, 1/15/33[2]	522,664	523,279
16 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2551, Cl. LF, 0.707%, 1/15/33[2]	$49,610	$49,652
Series 2915, Cl. GA, 4.50%, 12/1/21	722,413	729,843
Series 3015, Cl. GM, 5%, 8/1/35	8,440,000	9,507,413
Series 3019, Cl. MD, 4.75%, 1/1/31	1,753,844	1,780,581
Series 3094, Cl. HS, 23.624%, 6/15/34[2]	518,324	695,780
Series 3134, Cl. FA, 0.507%, 3/15/36[2]	10,774,580	10,755,558
Series 3242, Cl. QA, 5.50%, 3/1/30	968,751	982,111
Series 3848, Cl. WL, 4%, 4/1/40	2,863,893	3,054,581
Series R013, Cl. AB, 6%, 12/1/21	981,804	1,011,212

Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 192, Cl. IO, 14.247%, 2/1/28[5]	210,074	49,819
Series 205, Cl. IO, 14.606%, 9/1/29[5]	1,320,228	303,779
Series 206, Cl. IO, 77.556%, 12/1/29[5]	364,054	83,611
Series 2074, Cl. S, 66.97%, 7/17/28[5]	292,706	61,744
Series 2079, Cl. S, 79.456%, 7/17/28[5]	486,823	103,720
Series 2122, Cl. S, 41.198%, 2/15/29[5]	1,734,911	323,462
Series 2304, Cl. SK, 48.432%, 6/15/29[5]	1,708,858	330,761
Series 243, Cl. 6, 0.49%, 12/15/32[5]	619,544	145,199
Series 2493, Cl. S, 56.178%, 9/15/29[5]	390,627	101,481
Series 2526, Cl. SE, 38.33%, 6/15/29[5]	664,652	159,969
Series 2531, Cl. ST, 38.932%, 2/15/30[5]	51,914	2,357
Series 2795, Cl. SH, 13.621%, 3/15/24[5]	4,777,809	703,908
Series 2802, Cl. AS, 66.675%, 4/15/33[5]	593,507	51,585
Series 2819, Cl. S, 52.293%, 6/15/34[5]	6,080,639	1,313,847
Series 2920, Cl. S, 63.717%, 1/15/35[5]	3,594,447	641,082
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	5,589,925	1,047,839
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	495,622	70,918
Series 3451, Cl. SB, 26.657%, 5/15/38[5]	4,749,388	596,424

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.707%, 5/15/36[2]	6,435,636	6,480,009

Federal National Mortgage Assn.:
2.648%, 10/1/36[2]	13,258,781	14,004,249
4%, 9/1/26[6]	1,385,000	1,459,660
4.50%, 5/25/18-6/1/20	14,968,656	16,068,133
4.50%, 9/1/41[6]	42,490,000	44,904,957
5%, 12/1/17-6/25/22	23,802,210	25,808,525
5%, 9/1/41[6]	35,177,000	37,897,730
5%, 9/25/18[7]	552,956	599,587
5.50%, 1/1/36	1,752,755	1,929,483
5.50%, 9/1/26-9/1/41[6]	37,739,000	41,209,585
6%, 6/25/30-3/1/37	22,094,397	24,619,947
6%, 9/1/41[6]	3,580,000	3,963,173
6%, 10/25/33[7]	2,589,460	2,902,831
6.50%, 6/25/17-1/1/34	15,882,324	18,114,775
7%, 11/1/17-11/25/35	11,179,464	12,819,089
7.50%, 2/25/27-8/25/33	8,075,235	9,433,085
17 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
8%, 12/25/22	$23,627	$27,541
8.50%, 7/1/32	45,035	51,507
11%, 7/25/16	17,026	18,007
11.50%, 11/25/15	16,432	17,419

Federal National Mortgage Assn., 15 yr.:
3%, 10/1/26[6]	36,585,000	37,476,758
3.50%, 9/1/26[6]	17,020,000	17,764,625

Federal National Mortgage Assn., 30 yr., 4%, 9/1/41[6]	21,805,000	22,602,245

Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22	3,772,902	4,500,222
Trust 1992-34, Cl. G, 8%, 3/25/22	19,899	20,464
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	1,049,050	1,195,022
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	813,333	942,413
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	3,368,546	3,959,601
Trust 2001-69, Cl. PF, 1.218%, 12/25/31[2]	912,149	930,438
Trust 2002-29, Cl. F, 1.218%, 4/25/32[2]	446,368	455,557
Trust 2002-52, Cl. FD, 0.718%, 9/25/32[2]	501,382	502,898
Trust 2002-59, Cl. F, 0.618%, 9/25/32[2]	1,392,208	1,395,842
Trust 2002-60, Cl. FH, 1.218%, 8/25/32[2]	822,297	836,292
Trust 2002-64, Cl. FJ, 1.218%, 4/25/32[2]	137,403	140,231
Trust 2002-68, Cl. FH, 0.71%, 10/18/32[2]	272,074	272,658
Trust 2003-111, Cl. HF, 0.618%, 5/25/30[2]	1,565,492	1,565,952
Trust 2003-116, Cl. FA, 0.618%, 11/25/33[2]	347,817	349,098
Trust 2003-130, Cl. CS, 13.663%, 12/25/33[2]	520,346	632,242
Trust 2003-26, Cl. XF, 0.668%, 3/25/23[2]	2,731,268	2,742,168
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,165,000	3,572,472
Trust 2003-89, Cl. XF, 0.618%, 11/25/32[2]	378,232	378,248
Trust 2004-72, Cl. FB, 0.718%, 9/25/34[2]	2,359,988	2,375,444
Trust 2004-9, Cl. AB, 4%, 7/1/17	1,511,192	1,536,713
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	2,335,865	2,689,911
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,700,000	5,293,525
Trust 2005-22, Cl. EC, 5%, 10/1/28	481,879	487,900
Trust 2005-25, Cl. PS, 27.199%, 4/25/35[2]	2,770,420	4,514,545
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,686,988
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	5,558,053	5,881,899
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	340,558	341,096
Trust 2006-46, Cl. SW, 23.398%, 6/25/36[2]	600,624	843,848
Trust 2006-50, Cl. KS, 23.399%, 6/25/36[2]	1,324,371	1,854,311
Trust 2006-50, Cl. SK, 23.399%, 6/25/36[2]	2,001,834	2,884,954
Trust 2007-42, Cl. A, 6%, 2/1/33	3,001,823	3,188,655
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,340,135
Trust 2009-36, Cl. FA, 1.158%, 6/25/37[2]	4,167,898	4,228,656
Trust 2011-15, Cl. DA, 4%, 3/1/41	3,852,083	4,035,824
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,777,792	3,034,082

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 48.302%, 11/18/31[5]	1,668,947	329,997
Trust 2001-63, Cl. SD, 43.382%, 12/18/31[5]	598,925	108,667
18 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Trust 2001-68, Cl. SC, 26.893%, 11/25/31[5]	$393,810	$74,472
Trust 2001-81, Cl. S, 34.612%, 1/25/32[5]	402,881	81,031
Trust 2002-28, Cl. SA, 39.576%, 4/25/32[5]	352,638	64,974
Trust 2002-38, Cl. SO, 57.40%, 4/25/32[5]	529,645	85,117
Trust 2002-39, Cl. SD, 49.979%, 3/18/32[5]	559,784	112,938
Trust 2002-41, Cl. S, 69.117%, 7/25/32[5]	1,898,427	371,477
Trust 2002-48, Cl. S, 36.204%, 7/25/32[5]	567,906	103,650
Trust 2002-52, Cl. SD, 43.686%, 9/25/32[5]	501,382	101,732
Trust 2002-52, Cl. SL, 37.46%, 9/25/32[5]	360,933	66,410
Trust 2002-53, Cl. SK, 44.156%, 4/25/32[5]	349,176	89,106
Trust 2002-56, Cl. SN, 38.421%, 7/25/32[5]	776,001	141,696
Trust 2002-77, Cl. IS, 56.102%, 12/18/32[5]	902,358	228,604
Trust 2002-77, Cl. JS, 43.85%, 12/18/32[5]	2,704,861	427,429
Trust 2002-77, Cl. SA, 38.632%, 12/18/32[5]	1,960,624	327,943
Trust 2002-77, Cl. SH, 47.605%, 12/18/32[5]	534,271	126,063
Trust 2002-9, Cl. MS, 35.004%, 3/25/32[5]	635,767	150,991
Trust 2003-23, Cl. ES, 53.20%, 10/25/22[5]	4,199,226	366,937
Trust 2003-25, Cl. IK, 31.744%, 4/1/33[5]	8,192,021	1,706,111
Trust 2003-33, Cl. SP, 41.769%, 5/25/33[5]	1,548,815	296,492
Trust 2003-4, Cl. S, 38.477%, 2/25/33[5]	961,145	201,296
Trust 2003-89, Cl. XS, 34.309%, 11/25/32[5]	1,016,214	59,657
Trust 2004-65, Cl. SA, 52.077%, 5/25/23[5]	2,293,634	148,036
Trust 2005-14, Cl. SE, 41.843%, 3/25/35[5]	3,329,343	518,449
Trust 2005-40, Cl. SB, 75.664%, 5/25/35[5]	2,594,213	511,807
Trust 2005-6, Cl. SE, 19.431%, 2/25/35[5]	4,325,377	736,520
Trust 2005-71, Cl. SA, 63.099%, 8/25/25[5]	2,455,166	382,448
Trust 2006-129, Cl. SM, 22.142%, 1/25/37[5]	4,563,367	737,644
Trust 2006-51, Cl. SA, 50.337%, 6/25/36[5]	4,298,926	655,837
Trust 2006-60, Cl. DI, 40.402%, 4/25/35[5]	3,084,670	482,183
Trust 2007-88, Cl. XI, 23.283%, 6/25/37[5]	2,044,495	328,185
Trust 2008-55, Cl. SA, 29.784%, 7/25/38[5]	2,544,038	350,944
Trust 2011-84, Cl. IG, 6.195%, 8/1/23[5]	8,440,000	278,748
Trust 221, Cl. 2, 38.508%, 5/1/23[5]	1,158,325	224,854
Trust 252, Cl. 2, 39.391%, 11/1/23[5]	562,905	110,953
Trust 303, Cl. IO, 38.081%, 11/1/29[5]	4,446,533	970,844
Trust 319, Cl. 2, 26.407%, 2/1/32[5]	1,228,908	270,259
Trust 321, Cl. 2, 7.299%, 4/1/32[5]	1,623,005	354,352
Trust 324, Cl. 2, 3.225%, 7/1/32[5]	713,748	149,773
Trust 328, Cl. 2, 0%, 12/1/32[5,8]	5,111,140	1,089,170
Trust 334, Cl. 12, 0%, 2/1/33[5,8]	2,458,698	449,498
Trust 339, Cl. 7, 0%, 7/1/33[5,8]	2,231,362	388,918
Trust 351, Cl. 10, 24.365%, 4/1/34[5]	1,821,978	323,534
Trust 351, Cl. 8, 2.907%, 4/1/34[5]	1,604,252	290,788
Trust 356, Cl. 10, 0%, 6/1/35[5,8]	1,319,991	232,094
Trust 356, Cl. 12, 0%, 2/1/35[5,8]	660,328	114,556
Trust 362, Cl. 13, 5.625%, 8/1/35[5]	1,108,944	211,382
Trust 364, Cl. 15, 4.151%, 9/1/35[5]	1,785,740	298,291
19 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 10.636%, 9/1/32[9]	$332,358	$300,685

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 16.528%, 6/15/25[5]	5,208,676	108,330

		525,195,239

GNMA/Guaranteed—1.2%
Government National Mortgage Assn.:
2.375%, 5/9/17[2]	13,510	14,041
5%, 11/1/34	686,501	721,860
6.50%, 11/29/23-12/30/23	73,418	83,410
7%, 1/29/28-2/8/30	431,201	504,560
7.50%, 3/2/22-11/29/26	243,464	284,774
8%, 9/29/16-8/29/28	54,064	61,888
8.50%, 8/1/17-12/15/17	216,892	244,038
9.50%, 7/30/18-12/30/19	6,584	6,651
10%, 8/29/17-8/30/19	53,175	59,981
10.50%, 12/30/15-12/30/20	149,358	166,056
11%, 11/8/19-8/8/20	125,985	143,634
12%, 12/30/12-3/30/14	2,345	2,367
13.50%, 1/30/13	1,905	1,924

Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	4,215,202	5,285,721
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,054,249	1,226,565

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 70.307%, 7/16/28[5]	1,043,500	227,072
Series 1998-6, Cl. SA, 79.295%, 3/16/28[5]	611,570	124,183
Series 2007-17, Cl. AI, 21.949%, 4/16/37[5]	4,757,197	1,063,056
Series 2010-111, Cl. GI, 15.807%, 9/1/13[5]	40,383,019	1,153,303

		11,375,084

Other Agency—1.6%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	2,304,816	2,335,548
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	3,470,000	3,632,684

NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.651%, 10/7/20[2]	4,756,094	4,768,745

NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.761%, 12/8/20[2]	3,409,059	3,436,774

		14,173,751
20 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

Non-Agency—9.2%

Commercial—6.1%
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[1,5,8]	$5,768,058	$287,347

CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	668,737	660,744

CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	5,030,571	4,615,903

Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 2.66%, 10/25/35[2]	6,407,984	5,086,533

Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,370,000	3,515,213

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	3,104,591	3,114,755

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.706%, 9/1/20[1,5]	25,025,446	2,010,995

Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	2,940,000	3,106,613

GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	1,815,024	1,839,928

GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,777,416	1,728,539

Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 0%, 1/17/34[1,5,8]	21,206,568	405,130

Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.758%, 5/25/35[2]	2,878,559	2,069,360

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	3,590,000	3,838,651
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	1,135,000	1,140,902
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[1]	3,775,000	3,741,191
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	2,016,104	2,029,864

JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.005%, 6/1/49[2]	2,480,000	2,636,352

JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.275%, 1/1/37[2]	819,937	572,584

Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	238,026	188,673

Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,919,044	1,971,365
21 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Pass-Through Certificates, Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	$2,980,000	$3,196,692

Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	3,635,000	3,854,051

Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.735%, 2/1/35[2]	3,656,909	3,281,403

WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 6.164%, 3/1/44[5]	14,862,316	1,367,853

		56,260,641

Multifamily—0.6%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 2.772%, 10/1/35[2]	3,674,997	3,065,355

CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	585,621	538,520

Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.046%, 9/1/35[2]	1,815,889	1,638,226

		5,242,101

Other—0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	3,590,000	3,808,189

Residential—2.1%
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 2.791%, 2/1/37[2]	2,029,618	1,962,126

CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	3,065,632	3,031,557

CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.981%, 6/1/47[2]	3,202,874	2,199,172

CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 5.641%, 9/1/47[2]	3,212,494	2,187,816

GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.776%, 5/1/34[2]	2,202,809	1,846,846

Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 3.377%, 10/25/36[2]	2,629,712	2,342,419

Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.722%, 12/25/34[2]	348,897	319,998

RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	23,273	13,780

WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.652%, 2/1/37[2]	4,918,042	3,461,539

Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.71%, 9/1/34[2]	279,395	269,961
22 | OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal
	Amount	Value

Residential Continued
Residential Continued Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	$1,062,998	$1,026,769

		18,661,983

Total Mortgage-Backed Obligations (Cost $602,966,056)		634,716,988

U.S. Government Obligations—22.5%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	5,070,000	5,260,962
2.50%, 5/27/16	7,205,000	7,669,312
5%, 2/16/17	11,245,000	13,331,116
5.25%, 4/18/16	14,445,000	17,163,159
5.50%, 7/18/16	8,220,000	9,902,297

Federal National Mortgage Assn. Nts.:
0.875%, 8/28/14	50,000,000	50,535,250
2.375%, 4/11/16	17,445,000	18,431,585
4.375%, 10/15/15	12,656,000	14,446,647
4.875%, 12/15/16	18,275,000	21,482,263
5%, 3/15/16	13,425,000	15,763,850
5.375%, 7/15/16	6,703,000	8,056,738

U.S. Treasury Bills:
0.005%, 9/8/11	20,000,000	19,999,981
0.097%, 9/1/11	5,000,000	5,000,000

Total U.S. Government Obligations (Cost $198,696,410)		207,043,160

Short-Term Notes—22.7%
Federal Home Loan Bank:
0.001%, 9/1/11	3,000,000	3,000,000
0.001%, 9/7/11	15,000,000	14,999,900
0.001%, 9/14/11	40,300,000	40,299,745
0.01%, 9/19/11	30,000,000	29,999,725
0.01%, 9/23/11	43,800,000	43,799,808
0.01%, 9/28/11	41,100,000	41,099,609
0.02%, 9/16/11	35,000,000	34,999,500

Total Short-Term Notes (Cost $208,198,287)		208,198,287

Total Investments, at Value (Cost $1,056,660,971)	118.9%	1,091,280,425

Liabilities in Excess of Other Assets	(18.9)	(173,789,891)

Net Assets	100.0%	$917,490,534

23 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,592,264 or 3.88% of the Fund’s net assets as of August 31, 2011.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4.	Restricted security. The aggregate value of restricted securities as of August 31, 2011 was $2,144,222, which represents 0.23% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25	8/17/00	$4,550,157	$—	$(4,550,157)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	1,120,812	1,140,902	20,090
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11—4/14/11	1,008,883	1,003,320	(5,563)

		$6,679,852	$2,144,222	$(4,535,630)

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $30,142,398 or 3.29% of the Fund’s net assets as of August 31, 2011.

6.	When-issued security or delayed delivery to be delivered and settled after August 31, 2011. See Note 1 of the accompanying Notes.

7.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,502,418. See Note 5 of the accompanying Notes.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $300,685 or 0.03% of the Fund’s net assets as of August 31, 2011.
24 | OPPENHEIMER U.S. GOVERNMENT TRUST

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2011 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of August 31, 2011. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2010	Additions	Reductions	August 31, 2011

OFI Liquid Assets Fund, LLC	66,128,900	1,094,600	67,223,500	—
Oppenheimer Institutional Money Market Fund, Cl. E	22,665,000	—	22,665,000	—

	Income

OFI Liquid Assets Fund, LLC	$39,103	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	10,242

	$49,345

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$41,321,990	$—	$41,321,990
Mortgage-Backed Obligations	—	634,716,988	—	634,716,988
U.S. Government Obligations	—	207,043,160	—	207,043,160
Short-Term Notes	—	208,198,287	—	208,198,287

Total Investments, at Value	—	1,091,280,425	—	1,091,280,425
Other Financial Instruments:
Futures margins	1,043	—	—	1,043

Total Assets	$1,043	$1,091,280,425	$—	$1,091,281,468

Liabilities Table
Other Financial Instruments:
Futures margins	$(1,473,323)	$—	$—	$(1,473,323)

Total Liabilities	$(1,473,323)	$—	$—	$(1,473,323)

25 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of August 31, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	473	12/20/11	$64,342,781	$(363,162)
U.S. Treasury Nts., 2 yr.	Sell	283	12/30/11	62,401,500	(2,430)
U.S. Treasury Nts., 5 yr.	Buy	24	12/30/11	2,941,125	8,653
U.S. Treasury Nts., 10 yr.	Buy	122	12/20/11	15,741,813	(20,231)
U.S. Ultra Treasury Bonds	Buy	391	12/20/11	55,974,094	(169,952)

					$(547,122)

See accompanying Notes to Financial Statements.
26 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES August 31, 2011

Assets
Investments, at value—unaffiliated companies (cost $1,056,660,971)—see accompanying statement of investments	$1,091,280,425

Cash	25,599,573

Receivables and other assets:
Investments sold (including $83,157,632 sold on a when-issued or delayed delivery basis)	88,376,016
Interest, dividends and principal paydowns	3,487,226
Shares of beneficial interest sold	737,367
Futures margins	1,043
Other	113,975

Total assets	1,209,595,625

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	288,208,271
Shares of beneficial interest redeemed	1,485,629
Futures margins	1,473,323
Dividends	249,961
Trustees’ compensation	216,563
Distribution and service plan fees	194,959
Transfer and shareholder servicing agent fees	141,704
Shareholder communications	75,958
Other	58,723

Total liabilities	292,105,091

Net Assets	$917,490,534

Composition of Net Assets
Par value of shares of beneficial interest	$95,160

Additional paid-in capital	869,357,120

Accumulated net investment income	2,445,540

Accumulated net realized gain on investments	11,520,382

Net unrealized appreciation on investments	34,072,332

Net Assets	$917,490,534

27 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $666,221,445 and 69,079,125 shares of beneficial interest outstanding)	$9.64
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.12

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $55,063,924 and 5,716,989 shares of beneficial interest outstanding)	$9.63

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $141,528,853 and 14,698,242 shares of beneficial interest outstanding)	$9.63

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,871,055 and 4,445,575 shares of beneficial interest outstanding)	$9.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,805,257 and 1,219,920 shares of beneficial interest outstanding)	$9.68
See accompanying Notes to Financial Statements.

28 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS For the Year Ended August 31, 2011

Investment Income
Interest	$34,647,013

Fee income on when-issued securities	7,207,333

Income from investment of securities lending cash collateral, net—affiliated companies	39,103

Dividends from affiliated companies	10,242

Other income	20,617

Total investment income	41,924,308

Expenses
Management fees	5,235,172

Distribution and service plan fees:
Class A	1,615,441
Class B	608,935
Class C	1,422,026
Class N	210,340

Transfer and shareholder servicing agent fees:
Class A	1,130,681
Class B	202,702
Class C	280,242
Class N	125,169
Class Y	37,148

Shareholder communications:
Class A	121,136
Class B	29,540
Class C	24,908
Class N	5,638
Class Y	6,361

Trustees’ compensation	21,394

Custodian fees and expenses	9,528

Administration service fees	1,500

Other	80,365

Total expenses	11,168,226
Less waivers and reimbursements of expenses	(1,176,299)

Net expenses	9,991,927

Net Investment Income	31,932,381

29 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$14,173,936
Closing and expiration of futures contracts	3,215,340
Increase from payment by affiliate	12,268

Net realized gain	17,401,544

Net change in unrealized appreciation/depreciation on:
Investments	(13,790,480)
Futures contracts	(1,959,191)

Net change in unrealized appreciation/depreciation	(15,749,671)

Net Increase in Net Assets Resulting from Operations	$33,584,254

See accompanying Notes to Financial Statements.

30 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2011	2010

Operations
Net investment income	$31,932,381	$47,272,722

Net realized gain	17,401,544	39,629,001

Net change in unrealized appreciation/depreciation	(15,749,671)	27,754,150

Net increase in net assets resulting from operations	33,584,254	114,655,873

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,176,351)	(31,015,489)
Class B	(1,742,456)	(2,688,047)
Class C	(4,050,443)	(5,330,015)
Class N	(1,459,282)	(1,903,270)
Class Y	(503,849)	(6,335,901)

	(31,932,381)	(47,272,722)

Distributions from net realized gain:
Class A	(2,075,294)	—
Class B	(201,639)	—
Class C	(452,577)	—
Class N	(135,941)	—
Class Y	(27,490)	—

	(2,892,941)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(79,435,545)	53,784,650
Class B	(14,774,918)	(8,428,486)
Class C	(18,147,229)	20,898,234
Class N	(5,611,596)	4,291,498
Class Y	(23,357,509)	(114,706,220)

	(141,326,797)	(44,160,324)

Net Assets
Total increase (decrease)	(142,567,865)	23,222,827

Beginning of period	1,060,058,399	1,036,835,572

End of period (including accumulated net investment income of $2,445,540 and $474,540, respectively)	$917,490,534	$1,060,058,399

See accompanying Notes to Financial Statements.

31 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.61	$9.01	$9.32	$9.40	$9.41

Income (loss) from investment operations:
Net investment income[1]	.34	.43	.48	.47	.43
Net realized and unrealized gain (loss)	.06	.60	(.31)	(.08)	.03

Total from investment operations	.40	1.03	.17	.39	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.43)	—	(.34)	(.45)
Distributions from net realized gain	(.03)	—	—	—	—
Tax return of capital distribution	—	—	(.48)	(.13)	(.02)

Total dividends and/or distributions to shareholders	(.37)	(.43)	(.48)	(.47)	(.47)

Net asset value, end of period	$9.64	$9.61	$9.01	$9.32	$9.40

Total Return, at Net Asset Value[2]	4.32%	11.75%	2.04%	4.12%	5.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$666,222	$746,068	$648,096	$694,682	$602,743

Average net assets (in thousands)	$672,108	$665,818	$697,010	$682,529	$586,872

Ratios to average net assets:[3]
Net investment income	3.60%	4.66%	5.41%	4.95%	4.58%
Total expenses	1.00%[4]	1.02%[4]	1.02%[4]	1.00%	1.04%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.90%

Portfolio turnover rate[5]	57%	56%	109%	56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.02%
Year Ended August 31, 2009	1.02%
Year Ended August 31, 2007	1.04%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.

32 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class B Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.60	$8.99	$9.31	$9.39	$9.40

Income (loss) from investment operations:
Net investment income[1]	.27	.36	.41	.40	.36
Net realized and unrealized gain (loss)	.06	.61	(.32)	(.08)	.03

Total from investment operations	.33	.97	.09	.32	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.36)	—	(.29)	(.38)
Distributions from net realized gain	(.03)	—	—	—	—
Tax return of capital distribution	—	—	(.41)	(.11)	(.02)

Total dividends and/or distributions to shareholders	(.30)	(.36)	(.41)	(.40)	(.40)

Net asset value, end of period	$9.63	$9.60	$8.99	$9.31	$9.39

Total Return, at Net Asset Value[2]	3.55%	11.05%	1.17%	3.36%	4.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,064	$70,046	$74,066	$94,415	$117,997

Average net assets (in thousands)	$61,028	$68,025	$84,223	$108,995	$133,925

Ratios to average net assets:[3]
Net investment income	2.86%	3.95%	4.65%	4.19%	3.83%
Total expenses	1.95%[4]	2.00%[4]	1.97%[4]	1.84%	1.86%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[5]	57%	56%	109%	56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.95%
Year Ended August 31, 2010	2.00%
Year Ended August 31, 2009	1.97%
Year Ended August 31, 2007	1.86%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.

33 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.60	$8.99	$9.30	$9.38	$9.40

Income (loss) from investment operations:
Net investment income[1]	.27	.36	.41	.40	.36
Net realized and unrealized gain (loss)	.06	.61	(.31)	(.09)	.02

Total from investment operations	.33	.97	.10	.31	.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.36)	—	(.28)	(.38)
Distributions from net realized gain	(.03)	—	—	—	—
Tax return of capital distribution	—	—	(.41)	(.11)	(.02)

Total dividends and/or distributions to shareholders	(.30)	(.36)	(.41)	(.39)	(.40)

Net asset value, end of period	$9.63	$9.60	$8.99	$9.30	$9.38

Total Return, at Net Asset Value[2]	3.55%	11.05%	1.28%	3.36%	4.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,529	$159,924	$129,835	$125,320	$105,687

Average net assets (in thousands)	$142,267	$136,902	$147,799	$120,688	$97,262

Ratios to average net assets:[3]
Net investment income	2.85%	3.89%	4.67%	4.20%	3.83%
Total expenses	1.79%[4]	1.81%[4]	1.80%[4]	1.77%	1.83%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[5]	57%	56%	109%	56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.79%
Year Ended August 31, 2010	1.81%
Year Ended August 31, 2009	1.80%
Year Ended August 31, 2007	1.83%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.

34 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class N Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.61	$9.01	$9.32	$9.40	$9.41

Income (loss) from investment operations:
Net investment income[1]	.32	.41	.45	.45	.41
Net realized and unrealized gain (loss)	.06	.60	(.30)	(.09)	.03

Total from investment operations	.38	1.01	.15	.36	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.41)	—	(.32)	(.43)
Distributions from net realized gain	(.03)	—	—	—	—
Tax return of capital distribution	—	—	(.46)	(.12)	(.02)

Total dividends and/or distributions to shareholders	(.35)	(.41)	(.46)	(.44)	(.45)

Net asset value, end of period	$9.64	$9.61	$9.01	$9.32	$9.40

Total Return, at Net Asset Value[2]	4.06%	11.47%	1.79%	3.87%	4.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,871	$48,461	$41,287	$50,126	$41,268

Average net assets (in thousands)	$43,606	$43,197	$44,941	$47,832	$38,701

Ratios to average net assets:[3]
Net investment income	3.35%	4.41%	5.15%	4.70%	4.32%
Total expenses	1.36%[4]	1.45%[4]	1.48%[4]	1.39%	1.48%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.15%

Portfolio turnover rate[5]	57%	56%	109%	56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.36%
Year Ended August 31, 2010	1.45%
Year Ended August 31, 2009	1.48%
Year Ended August 31, 2007	1.48%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.

35 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$9.65	$9.04	$9.35	$9.43	$9.45

Income (loss) from investment operations:
Net investment income[1]	.35	.48	.50	.49	.45
Net realized and unrealized gain (loss)	.08	.59	(.31)	(.08)	.03

Total from investment operations	.43	1.07	.19	.41	.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.46)	—	(.35)	(.48)
Distributions from net realized gain	(.03)	—	—	—	—
Tax return of capital distribution	—	—	(.50)	(.14)	(.02)

Total dividends and/or distributions to shareholders	.40	(.46)	(.50)	(.49)	(.50)

Net asset value, end of period	$9.68	$9.65	$9.04	$9.35	$9.43

Total Return, at Net Asset Value[2]	4.60%	12.21%	2.30%	4.39%	5.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,805	$35,559	$143,552	$326,704	$191,306

Average net assets (in thousands)	$13,636	$122,075	$253,331	$276,906	$54,034

Ratios to average net assets:[3]
Net investment income	3.69%	5.19%	5.61%	5.20%	4.87%
Total expenses	0.89%[4]	0.59%[4]	0.67%[4]	0.65%	0.59%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%	0.59%	0.65%	0.64%	0.59%

Portfolio turnover rate[5]	57%	56%	109%	56%	65%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	0.89%
Year Ended August 31, 2010	0.59%
Year Ended August 31, 2009	0.67%
Year Ended August 31, 2007	0.59%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2010	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184
Year Ended August 31, 2007	$1,773,680,463	$1,852,940,706
See accompanying Notes to Financial Statements.

36 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued
37 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and
38 | OPPENHEIMER U.S. GOVERNMENT TRUST

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of August 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$ 288,208,271
Sold securities	83,157,632
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire
39 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of August 31, 2011 is as follows:

Cost	$4,550,157
Market Value	$—
Market Value as a % of Net Assets	0.00%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. During the Fund’s fiscal year it terminated its participation in the securities lending program. The Fund was permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund could invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) was a limited liability company whose investment objective was to seek current income and stability of principal. The Manager was also the investment adviser of LAF. LAF was not registered under the Investment Company Act of 1940. However, LAF did comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. Shares of LAF were valued at their net asset value per share. As a shareholder, the Fund was subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income
40 | OPPENHEIMER U.S. GOVERNMENT TRUST

or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2]	Tax Purposes

$4,304,571	$10,701,448	$—	$34,588,606
1. During the fiscal year ended August 31, 2011, the Fund did not utilize any capital loss carryforward.
2. During the fiscal year ended August 31, 2010, the Fund utilized $33,588,744 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction to
	to Accumulated	Accumulated Net
Increase	Net Investment	Realized Gain
to Paid-in Capital	Income	on Investments[3]

$2,466,973	$1,971,000	$4,437,973
3. $2,466,973, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 was as follows:

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Distributions paid from:
Ordinary income	$33,671,535	$47,272,722
Long-term capital gain	1,153,787	—

Total	$34,825,322	$47,272,722

41 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,056,691,819
Federal tax cost of other investments	76,598,313

Total federal tax cost	$1,133,290,132

Gross unrealized appreciation	$48,816,799
Gross unrealized depreciation	(14,228,193)

Net unrealized appreciation	$34,588,606

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,769
Payments Made to Retired Trustees	14,073
Accumulated Liability as of August 31, 2011	110,261
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer
42 | OPPENHEIMER U.S. GOVERNMENT TRUST

funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make
43 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	19,891,334	$188,989,487	26,375,374	$244,625,823
Dividends and/or distributions reinvested	2,424,568	22,905,078	2,905,943	26,821,333
Redeemed	(30,834,239)	(291,330,110)	(23,645,538)	(217,662,506)

Net increase (decrease)	(8,518,337)	$(79,435,545)	5,635,779	$53,784,650

Class B
Sold	1,667,916	$15,844,014	2,302,941	$21,293,159
Dividends and/or distributions reinvested	183,002	1,725,300	256,714	2,362,739
Redeemed	(3,429,132)	(32,344,232)	(3,499,452)	(32,084,384)

Net decrease	(1,578,214)	$(14,774,918)	(939,797)	$(8,428,486)

Class C
Sold	4,488,009	$42,647,963	7,121,031	$65,891,481
Dividends and/or distributions reinvested	406,307	3,830,397	478,852	4,413,070
Redeemed	(6,856,481)	(64,625,589)	(5,379,178)	(49,406,317)

Net increase (decrease)	(1,962,165)	$(18,147,229)	2,220,705	$20,898,234

Class N
Sold	1,404,716	$13,310,505	2,005,718	$18,556,072
Dividends and/or distributions reinvested	151,757	1,432,559	184,332	1,700,842
Redeemed	(2,151,691)	(20,354,660)	(1,733,954)	(15,965,416)

Net increase (decrease)	(595,218)	$(5,611,596)	456,096	$4,291,498

Class Y
Sold	1,292,905	$12,279,301	3,971,670	$36,905,768
Dividends and/or distributions reinvested	48,752	463,962	676,118	6,227,694
Redeemed	(3,807,829)	(36,100,772)	(16,840,661)	(157,839,682)

Net decrease	(2,466,172)	$(23,357,509)	(12,192,873)	$(114,706,220)

44 | OPPENHEIMER U.S. GOVERNMENT TRUST

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended August 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$192,220,545	$401,094,380
U.S. government and government agency obligations	159,111,073	115,350,096
To Be Announced (TBA) mortgage-related securities	3,566,485,464	3,488,198,075
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.600%
Next $100 million	0.570
Next $400 million	0.550
Next $1.2 billion	0.500
Over $2 billion	0.475
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2011, the Fund paid $1,795,406 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other
45 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$6,141,209
Class C	4,262,354
Class N	1,094,983
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales	Sales	Sales	Sales	Sales
	Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2011	$268,931	$5,978	$142,024	$32,448	$3,619
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares;
46 | OPPENHEIMER U.S. GOVERNMENT TRUST

1.65% for Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. During the year ended August 31, 2011, the Manager waived fees and/or reimbursed the Fund $670,413, $183,771, $195,264, $89,475 and $33,252 for Class A, Class B, Class C, Class N and Class Y shares, respectively.
     The Manager has also agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2011, the Manager waived fees and/or reimbursed the Fund $4,124 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     During the year ended August 31, 2011, the Manager voluntarily reimbursed the Fund $12,268 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
47 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
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Valuations of derivative instruments as of August 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$1,043	*	Futures margins	$1,473,323	*
* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Closing and Expiration
for as Hedging Instruments	of Futures Contracts

Interest rate contracts	$3,215,340

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Futures Contracts

Interest rate contracts	$(1,959,191)
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
49 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     During the year ended August 31, 2011, the Fund had an ending monthly average market value of $113,342,919 and $87,557,267 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Restricted Securities
As of August 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
During the Fund’s fiscal year it terminated its participation in the securities lending program. The Fund previously lent portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans were secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities was determined at the close of each business day and any additional required collateral was delivered to the Fund on the next business day. If the borrower defaulted on its obligation to return the securities loaned because of insolvency or other reasons, the Fund would experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continued to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognized the gain or loss in the fair value of the securities loaned that could occur during the term of the loan. The Fund had the right under the lending agreement to recover the securities from the borrower on demand.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former
50 | OPPENHEIMER U.S. GOVERNMENT TRUST

trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders approving the settlements as fair, reasonable and adequate. The court’s approvals of the settlements are subject to potential appeal by members of the class in both actions. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate.
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NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
The court’s approval of the settlement is subject to potential appeal by claimants. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
52 | OPPENHEIMER U.S. GOVERNMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
of Oppenheimer U.S. Government Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
October 17, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.01161 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 30, 2010. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2011, the maximum amount allowable but not less than $33,977,338 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
54 | OPPENHEIMER U.S. GOVERNMENT TRUST

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
55 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of
57 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Tynan, Continued	Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 46	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital
58 | OPPENHEIMER U.S. GOVERNMENT TRUST

TRUSTEES AND OFFICERS Unaudited / Continued

Peter A. Strzalkowski, Continued	Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 - December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997- December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002- December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
60 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
61 | OPPENHEIMER U.S. GOVERNMENT TRUST

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
62 | OPPENHEIMER U.S. GOVERNMENT TRUST

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
63 | OPPENHEIMER U.S. GOVERNMENT TRUST

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $34,100 in fiscal 2011 and $38,800 in fiscal 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $159,500 in fiscal 2011 and $356,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, professional services for FIN 45 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,075 in fiscal 2011 and $9,361 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $160,575 in fiscal 2011 and $366,261 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)Exhibits attached hereto.
(3)Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 10/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 10/12/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 10/12/2011